UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2021

Date of reporting period:  June 30, 2021

Item 1. Report to Stockholders.

(a)	[Insert full text of annual report here]

HW Opportunities MP Fund
Annual Report
JUNE 30, 2021

HW OPPORTUNITIES MP FUND

Dear Shareholder:

The following investment review and shareholder report relates to the activities of the HW Opportunities MP Fund for the inception period December 30, 2020 through June 30, 2021.

Overview
In the six-month period ended June 30, 2021, the S&P 500® Index returned +15.25%. While the threat of new COVID-19 variants persists, vaccination levels increased and new cases slowed. Consequently, state and local governments continued to ease closures/restrictions spurring renewed economic activity. Manufacturing rose and labor markets improved, highlighting the potential for tight supply conditions. Consumer prices rose 5% year over year, the fastest level in more than a decade. In response, Fed Chairman Powell reiterated his view that inflationary pressures would be transitory. West Texas Intermediate (WTI) crude oil touched $74/barrel, its highest level in more than two years. Corporate earnings continued to show strength, with 86% of S&P 500 companies outperforming consensus expectations.

The Russell 3000 Value index has outperformed the Russell 3000 Growth Index by more than 11 percentage points over the past 9 months (+37.9% vs. +26.7%). According to data from the Ken French/Dartmouth library, which dates to 1926, the average value-led market1 has lasted for 33 months and outperformed growth by an average of 55 percentage points. The duration and magnitude of the current rally is far short of that. Nearly all prolonged value-led markets, however, contain stints when growth outperforms value. In perhaps the strongest value rally ever, for example, value outperformed growth by 147 percentage points from March 2000 through December 2006. However, growth outperformed value in nearly one-third of those months (24 out of 82 months). Like that value run, we came from extreme valuation spreads in mid/late 2020 and continue to observe spreads that are considerably wider than average. This gives us confidence that value’s advantage should endure until the valuation gap approaches historic levels.

As measured by any common valuation metric, the spread between value and growth stocks is wide. So too is the spread between the portfolio and the value benchmark, which means the spread between the portfolio and either the core or growth index is extreme.  We believe this bodes well going forward as value relationships normalize.

We continue to focus on companies trading at large discounts to intrinsic value but that have strong balance sheets, quality businesses, and employ appropriate corporate governance—a combination that we believe should continue to benefit our clients.

HW Opportunities MP Fund
The Fund outperformed the Russell 3000 Value Index in the six-month period ended June 30, 2021. Positive security selection drove the majority of the outperformance. It was particularly positive in industrials, communication services, financials, and consumer discretionary. The overweight exposure to energy and underweight exposure to utilities and healthcare also helped. Stock selection in energy and the overweight position in technology detracted from performance. The largest positive contributors in the period were Royal Mail, Range Resources, Wells Fargo, AMERCO, and News Corp.; the largest detractors were Cairn Energy, F5 Networks, McDermott International, Heineken, and Euronet Worldwide.

Sincerely,

George Davis	David Green
Fund Manager	Fund Manager

____________

1  A value-led market is defined as one that outperforms growth by at least 10 percentage points.

HW OPPORTUNITIES MP FUND

Fund Information

FUND RISKS
Mutual fund investing involves risk; loss of principal is possible. The Fund is non-diversified and may invest in foreign securities, high yield securities (junk bonds), and derivatives. Value investing style may over time go in and out of favor and the Fund may be negatively impacted. Please read the Fund prospectus for a full list of Fund risks.

MARKET INDEXES
The following are definitions for indexes used in the shareholder letter and the Fund performance data on the following page. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Fund. The securities that comprise these indexes may differ substantially from the securities in the Fund’s portfolio. The Fund’s value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of the Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index measures the performance of those Russell 3000® companies with higher price-to- book ratios and higher forecasted growth values.

DISCLOSURE
Past performance does not guarantee future results. Short term performance in particular is not a good indication of the Fund’s future performance and an investment should not be made based solely on returns.

The shareholder letter reflects opinions of the Fund manager as of June 30, 2021. It is subject to change and any forecasts made cannot be guaranteed. The Fund might not continue to hold any securities mentioned and has no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for June 30, 2021.

HW OPPORTUNITIES MP FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of June 30, 2021

Since Inception(1)
HW Opportunities MP Fund	29.00%
Russell 3000 Value Index(2)	19.22%

(1)	Inception date of December 30, 2020.
(2)	The Russell 3000 Value Index measures the performance of those Russell 3,000 companies with lower price-to-book ratios and lower forecasted growth values.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Investment return and principal value of the fund will fluctuate, and shares may be worth more or less than their original cost when redeemed.  For performance current to most recent month end, please call 1-888-458-1963. Gross expense ratio as of the current prospectus dated 12/29/20 is 0.91%.

HW OPPORTUNITIES MP FUND

Schedule of Investments
June 30, 2021
		Percent of
Geographic Breakdown (% of net assets)	Largest Equity Holdings	Net Assets
	AMERCO	10.65%
	Royal Mail plc	6.90%
	Alphabet, Inc., Class A	5.03%
	F5 Networks, Inc.	4.14%
	NOV, Inc.	3.62%
	General Electric Company	3.52%
	Babcock International Group plc	3.45%
	Wells Fargo & Company	3.45%
	Microsoft Corporation	3.18%
	MDC Partner’s Inc., Class A – ADR	3.17%

	Shares
	Held	Value
COMMON STOCKS – 94.65%

COMMUNICATION SERVICES – 13.36%

Interactive Media & Services – 5.03%
Alphabet, Inc., Class A (a)	13	$31,743

Media – 7.03%
Discovery, Inc., Class C (a)	550	15,939
MDC Partners, Inc., Class A – ADR (a)	3,417	19,989
News Corporation, Class A	325	8,375
		44,303
Wireless Telecommunication Services – 1.30%
Vodafone Group plc – ADR	480	8,222
TOTAL COMMUNICATION SERVICES		84,268

CONSUMER DISCRETIONARY – 6.90%

Automobiles – 1.97%
General Motors Company (a)	210	12,426

Hotels, Restaurants & Leisure – 2.56%
Accor SA (a)	432	16,158

Internet & Catalog Retail – 0.43%
Points International Ltd. – ADR (a)	157	2,700

HW OPPORTUNITIES MP FUND

Schedule of Investments – Continued
June 30, 2021

	Shares
	Held	Value
COMMON STOCKS – 94.65% (Continued)

CONSUMER DISCRETIONARY – 6.90% (Continued)

Specialty Retail – 1.94%
The ODP Corporation (a)	255	$12,243
TOTAL CONSUMER DISCRETIONARY		43,527

CONSUMER STAPLES – 3.46%

Beverages – 1.10%
Heineken Holding NV	69	6,963

Tobacco – 2.36%
Philip Morris International, Inc.	150	14,866
TOTAL CONSUMER STAPLES		21,829

ENERGY – 13.36%

Energy Equipment & Services – 5.27%
Frank’s International NV – ADR (a)	2,528	7,660
McDermott International Ltd. – ADR (a)	5,600	2,744
NOV, Inc. (a)	1,490	22,827
		33,231
Oil, Gas & Consumable Fuels – 8.09%
Cairn Energy plc	6,792	13,719
Equitrans Midstream Corporation	510	4,340
Hess Corporation	99	8,645
Range Resources Corporation (a)	1,070	17,933
Royal Dutch Shell plc – ADR	158	6,383
		51,020
TOTAL ENERGY		84,251

FINANCIALS – 17.43%

Banks – 4.40%
Popular, Inc. – ADR	80	6,004
Wells Fargo & Company	480	21,739
		27,743

The accompanying notes are an integral part of these financial statements.

HW OPPORTUNITIES MP FUND

Schedule of Investments – Continued
June 30, 2021

	Shares
	Held	Value
COMMON STOCKS – 94.65% (Continued)

FINANCIALS – 17.43% (Continued)

Capital Markets – 6.53%
Credit Suisse Group AG – ADR	1,900	$19,931
The Goldman Sachs Group, Inc.	35	13,284
State Street Corporation	97	7,981
		41,196
Diversified Financial Services – 2.42%
Berkshire Hathaway, Inc., Class B (a)	55	15,286

Insurance – 4.08%
American International Group, Inc.	400	19,040
Global Indemnity Group LLC, Class A	254	6,693
		25,733
TOTAL FINANCIALS		109,958

HEALTH CARE – 2.00%

Health Care Providers & Services – 2.00%
Anthem, Inc.	33	12,599
TOTAL HEALTH CARE		12,599

INDUSTRIALS – 25.14%

Aerospace & Defense – 3.45%
Babcock International Group plc (a)	5,420	21,754

Air Freight & Logistics – 6.33%
Royal Mail plc	4,990	39,899

Construction & Engineering – 0.86%
Fluor Corporation (a)	307	5,434

Industrial Conglomerates – 3.52%
General Electric Company	1,650	22,209

Professional Services – 0.33%
Hudson Global, Inc. (a)	120	2,104

The accompanying notes are an integral part of these financial statements.

HW OPPORTUNITIES MP FUND

Schedule of Investments – Continued
June 30, 2021

	Shares
	Held	Value
COMMON STOCKS – 94.65% (Continued)

INDUSTRIALS – 25.14% (Continued)

Road & Rail – 10.65%
AMERCO	114	$67,192
TOTAL INDUSTRIALS		158,592

INFORMATION TECHNOLOGY – 11.26%

Communications Equipment – 4.14%
F5 Networks, Inc. (a)	140	26,133

Electronic Equipment, Instruments & Components – 0.72%
Arrow Electronics, Inc. (a)	40	4,553

IT Services – 2.30%
Euronet Worldwide, Inc. (a)	107	14,482

Software – 4.10%
Microsoft Corporation	74	20,047
Oracle Corporation	75	5,838
		25,885
TOTAL INFORMATION TECHNOLOGY		71,053

REAL ESTATE – 1.74%

Equity Real Estate Investment Trusts – 1.74%
Seritage Growth Properties (a)	595	10,948
TOTAL REAL ESTATE		10,948
Total Common Stocks (Cost $515,173)		597,025

CONVERTIBLE PREFERRED STOCKS – 1.52%

INDUSTRIALS – 1.52%

Construction & Engineering – 1.52%
Fluor Corporation, 6.500% (a) (b)	9	9,593
TOTAL INDUSTRIALS		9,593
Total Convertible Preferred Stocks (Cost $9,000)		9,593

The accompanying notes are an integral part of these financial statements.

HW OPPORTUNITIES MP FUND

Schedule of Investments – Continued
June 30, 2021

	Shares
	Held	Value
PREFERRED STOCKS – 0.21%

FINANCIALS – 0.21%
Thrifts & Mortgage Finance – 0.21%
Federal Home Loan Mortgage Corporation, Series S (a)
0.000%, Perpetual	40	$133
Federal Home Loan Mortgage Corporation, Series N (a)
0.000%, Perpetual	300	936
Federal Home Loan Mortgage Corporation, Series K (a)
5.790%, Perpetual	70	251
TOTAL FINANCIALS		1,320
Total Preferred Stocks (Cost $6,006)		1,320
Total Long-Term Investments (Cost $530,179)		607,938

SHORT-TERM INVESTMENTS – 4.25%

Money Market Funds – 4.25%
First American Government Obligations Fund, Class X, 0.03% (c)	26,816	26,816
Total Short-Term Investments (Cost $26,816)		26,816

Total Investments – 100.63% (Cost $556,995)		634,754
Liabilities in Excess of Other Assets – (0.63)%		(4,005)
Net Assets – 100.00%		$630,749

(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144(a) and Regulation S of Securities Act of 1933. Such securities are treated as liquid securities, according to the Fund’s liquidity guidelines. At June 30, 2021, the value of these securities was $9,593 or 1.52% of net assets.

(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2021.

ADR – American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

HW OPPORTUNITIES MP FUND

Statement of Assets and Liabilities
June 30, 2021

ASSETS:
Long-term investments, at value (Cost $530,179)	$607,938
Short-term investments (Cost $26,816)	26,816
Dividends and interest receivable	618
Receivable for investments sold	4,668
Receivable from Advisor	31,540
Prepaid expenses and other receivables	26,673
Total assets	698,253

LIABILITIES:
Payable for investments purchased	1,715
Payable for custodian fees	4,972
Payable for fund administration and fund accounting fees	24,884
Payable for transfer agent fees and expenses	6,017
Payable for compliance fees	3,750
Accrued expenses and other liabilities	26,166
Total liabilities	67,504

NET ASSETS	$630,749

NET ASSETS CONSISTS OF:
Paid-in capital	$500,000
Total distributable earnings	130,749
Net assets	$630,749
CALCULATION OF NET ASSET VALUE PER SHARE
Net assets	$630,749
Shares issued and outstanding(1)	48,903
Net asset value, offering and redemption price per share	$12.90

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

HW OPPORTUNITIES MP FUND

Statement of Operations
For the Period Ended June 30, 2021(1)

INVESTMENT INCOME:
Dividend income (net of foreign withholding taxes of $46)	$5,378
Interest income	63
Total income	5,441

EXPENSES:
Fund administration and fund accounting fees (See Note 3)	49,737
Audit fees	21,000
Transfer agent fees and expenses (See Note 3)	12,033
Legal fees	7,738
Custodian fees (See Note 3)	7,524
Compliance fees (See Note 3)	7,501
Trustees’ fees (See Note 3)	6,562
Reports to shareholders	6,000
Federal and state registration fees	3,208
Other expenses	1,067
Total expenses	122,370
Less: Expense reimbursement by Advisor (See Note 3)	(122,370)
Net expenses	—
NET INVESTMENT INCOME	5,441

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	47,877
Foreign currency transactions	(317)
Net realized gains	47,560
Net change in unrealized appreciation (depreciation) on:
Investments	77,759
Foreign currency translation	(11)
Net change in unrealized appreciation	77,748
Net realized and change in unrealized gain on investments	125,308
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,749

(1)	Inception date of the Fund was December 30, 2020.

The accompanying notes are an integral part of these financial statements.

HW OPPORTUNITIES MP FUND

Statement of Changes in Net Assets

Period Ended
June 30, 2021(1)
OPERATIONS:
Net investment income	$5,441
Net realized gains on investments and foreign currency transactions	47,560
Change in unrealized appreciation on investments and foreign currency translation	77,748
Net increase in net assets resulting from operations	130,749

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	500,000

NET ASSETS:
Beginning of period	—
End of period	$630,749

(1)	Inception date of the Fund was December 30, 2020.
(2)	A summary of capital share transactions is as follows:

	For the
	Period Ended
	June 30, 2021(1)
	Shares	Amount
SHARE TRANSACTIONS:
Issued	48,903	$500,000
Issued to holders in reinvestment of dividends	—	—
Redeemed	—	—
Net increase in shares outstanding	48,903	$500,000

The accompanying notes are an integral part of these financial statements.

HW OPPORTUNITIES MP FUND

Financial Highlights

For the Period
Inception through
June 30, 2021(1)
PER SHARE DATA(2):
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.12
Net realized and unrealized gain on investments	2.78
Total from investment operations	2.90
Net asset value, end of period	$12.90

TOTAL RETURN(4)	29.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$631
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	45.41%
After expense reimbursement(5)	0.00%
Ratio of net investment income to average net assets(5)	2.02%
Portfolio turnover rate(4)(6)	57%

(1)	Inception date of the Fund was December 30, 2020.
(2)	For a Fund share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

HW OPPORTUNITIES MP FUND

Notes to the Financial Statements
June 30, 2021

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The HW Opportunities MP Fund (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Hotchkis & Wiley Capital Management LLC (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing and operation services to the Fund. The primary investment objective of the Fund is to provide capital appreciation.

The Fund commenced operations on December 30, 2020. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

Shareholders should be aware that the Fund pays no fees under its management and advisory agreements to the Fund’s adviser. However, Fund shares are only offered to participants in separately managed account programs who pay fees to program sponsors for the costs and expenses of the programs, including fees for investment advice, custody and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to an investment strategy managed or advised by the Fund’s adviser, the adviser typically receives a fee from the program sponsor for providing such management or advisory services to the managed account, including with respect to assets that may be invested in the Fund. In certain cases, a program participant will pay a fee for investment advice directly to the adviser in its capacity as manager to the participant’s managed account.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security

HW OPPORTUNITIES MP FUND

Notes to the Financial Statements – Continued
June 30, 2021

does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more are valued at the midpoint prices calculated by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year. These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

HW OPPORTUNITIES MP FUND

Notes to the Financial Statements – Continued
June 30, 2021

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of June 30, 2021:

Investments at Fair Value(1)	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$498,532	$98,493	$—	$597,025
Convertible Preferred Stocks	—	9,593	—	9,593
Preferred Stocks	1,320	—	—	1,320
Short-Term Investments	26,816	—	—	26,816
	$526,668	$108,086	$—	$634,754

(1)	Please refer to the Schedule of Investments to view securities segregated by sector and industry type.

During the period ended June 30, 2021, the fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year- end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than

HW OPPORTUNITIES MP FUND

Notes to the Financial Statements – Continued
June 30, 2021

about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

C  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

D.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

E.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

F.  Allocation of Trust Expenses – Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

G.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

H.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

I.  Derivatives – The Fund may utilize derivative instruments such as options, swaps, futures, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

J.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser does not charge a management fee for advisory services to the Fund. However, the Fund is an integral part of separately managed account programs,

HW OPPORTUNITIES MP FUND

Notes to the Financial Statements – Continued
June 30, 2021

and the Adviser and its affiliates will be compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services.

The Fund’s Adviser has contractually agreed in an Operating Expenses Limitation Agreement to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any acquired fund fees and expenses, front-end or contingent deferred loads, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) do not exceed 0.00% of the Fund’s average daily net assets. All fees waived during the year were contractual and not subject to recoupment by the Advisor. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Adviser.

Fund Services acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended June 30, 2021, are disclosed in the Statement of Operations.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. There were none for the current year. The Fund is subject to examination by taxing authorities for the tax period since the commencement of operations.

HW OPPORTUNITIES MP FUND

Notes to the Financial Statements – Continued
June 30, 2021

As of June 30, 2021, the components of distributable earnings on a tax basis were:

Tax cost of investments*	$557,925
Gross unrealized appreciation	$98,482
Gross unrealized depreciation	(21,664)
Net unrealized appreciation	76,818
Undistributed ordinary income	53,931
Undistributed long-term capital gain	—
Other accumulated loss	—
Total distributable earnings	$130,749

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

As of June 30, 2021, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. For the taxable period ended June 30, 2021, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended June 30, 2021, the following table shows the reclassifications made:

Accumulated Deficit	Paid-in Capital
$ —	$ —

There were no distributions paid for the period ended June 30, 2021.

5.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2021, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	793,700	305,086

HW OPPORTUNITIES MP FUND

Notes to the Financial Statements – Continued
June 30, 2021

6.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2021, the Adviser owned 100% of the outstanding shares of the Fund.

7.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

8.  SUBSEQUENT EVENTS

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. On July, 22, 2021, the Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s Distributor.

As of August 9, 2021 the Fund received a subscription in the amount of $10,077,873.

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and  there were no additional subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

HW OPPORTUNITIES MP FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of HW Opportunities MP Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of HW Opportunities MP Fund (the “Fund”), a series of Series Portfolios Trust, as of June 30, 2021, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period December 30, 2020 (commencement of operations) through June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 27, 2021

HW OPPORTUNITIES MP FUND

Expense Example (Unaudited)
June 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(6/30/2021)	(1/1/2021)	(6/30/2021)	(1/1/2021 to 06/30/2021)
Actual(2)	0.00%	$1,000.00	$1,291.30	$0.00
Hypothetical
(5% annual return before expenses)	0.00%	$1,000.00	$1,024.79	$0.00

(1)	Expense are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 181/365 to reflect its inception period.
(2)	Based on the actual returns for the period from January 1, 2021 through June 30, 2021, of 29.13%.

HW OPPORTUNITIES MP FUND

Additional Information (Unaudited)
June 30, 2021

TRUSTEES AND EXECUTIVE OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite	Counsel, Kohlberg	1	Independent
(born 1961)		Term;	Kravis Roberts & Co. L.P.		Trustee, Listed
		Since	(2013 – 2015).		Funds Trust
		September			(Since 2019).
2015.

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	1	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015).

Daniel B. Willey	Trustee	Indefinite	Retired. Chief Compliance	1	None
(born 1955)		Term;	Officer, United Nations
		Since	Joint Staff Pension Fund
		September	(2009 – 2017).
2015.
Interested Trustee
Elaine E.	Chair,	Indefinite	Senior Vice President	1	None
Richards(3)	Trustee	Term;	U.S. Bank (since 2007).
(born 1968)		Since
June 2021.

HW OPPORTUNITIES MP FUND

Additional Information (Unaudited) – Continued
June 30, 2021

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Ryan L. Roell	President	Indefinite	Vice President,	Not	Not
(born 1973)	and Principal	Term;	U.S. Bank Global Fund	Applicable	Applicable
	Executive	Since	Services (since 2005).
	Officer	July
2019.

Cullen O. Small	Vice	Indefinite	Vice President,	Not	Not
(born 1987)	President,	Term;	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer	Since	Services (since 2010).
	and Principal	January
	Financial	2019.
Officer

Donna Barrette	Vice	Indefinite	Senior Vice President,	Not	Not
(born 1966)	President,	Term;	and Compliance	Applicable	Applicable
	Chief	Since	Officer, U.S. Bank
	Compliance	November	Global Fund Services
	Officer and	2019.	(since 2004).
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	Not	Not
(born 1981)		Term;	U.S. Bank Global Fund	Applicable	Applicable
		Since	Services (since 2012).
June
2019.

Hailey S. Glaser	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Term;	U.S. Bank Global Fund	Applicable	Applicable
		Since	Services, (since 2015);
		July	Audit Senior, Deloitte &
		2019.	Touche LP (2012 – 2015).

HW OPPORTUNITIES MP FUND

Additional Information (Unaudited) – Continued
June 30, 2021

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Kristen M. Pierson	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1979)	Treasurer	Term;	President, U.S. Bank	Applicable	Applicable
		Since	Global Fund Services
		July	(since 2017); Lead
		2019.	Fund Accountant,
UMB Fund Services,
Inc. (2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2021, the Trust was comprised of 8 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richard, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested persons” of the Trust, as defined by the 1940 Act.

HW OPPORTUNITIES MP FUND

Additional Information (Unaudited) – Continued
June 30, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-458-1963.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-458-1963. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-458-1963, or (2) on the SEC’s website at www.sec.gov.

HW OPPORTUNITIES MP FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Hotchkis & Wiley Capital Management, LLC
601 South Figueroa Street, 39th Floor
Los Angeles, CA 90017

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street NW
Washington, DC 20036

This report is for the information of shareholders of the HW Opportunities MP Fund, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Funds’ tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal year ended June 30, 2021, the Funds’ principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 6/30/2021
(a) Audit Fees	$17,000
(b) Audit-Related Fees	$0
(c) Tax Fees	$4,000
(d) All Other Fees	$0

(e)(1)The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 6/30/2021
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2021
Registrant	$0
Registrant’s Investment Adviser	$0

(h)
The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)	Not applicable

(j)   Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Series Portfolios Trust

By (Signature and Title)*                    /s/ Ryan Roell
Ryan Roell, President

Date     September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Ryan Roell
Ryan Roell, President

Date     September 2, 2021

By (Signature and Title)*                    /s/ Cullen Small
Cullen Small, Treasurer

Date     September 2, 2021